Exhibit 99.1

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Exhibit 99.1

[LOGO]
CHANNELL

November 2005

“WHERE THE INDUSTRY CONNECTS”

Safe Harbor Statement

Certain statements contained in this presentation are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), which provides certain “safe harbor” provisions for forward-looking statements.  All forward-looking statements made in this presentation are made pursuant to the Act.  Forward-looking statements include statements which are predictive in nature; which depend upon or refer to future events or conditions; or which include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” or variations or negatives thereof or by similar or comparable words or phrases.  In addition, any statement concerning future financial performance, ongoing business strategies or prospects, and possible future Company actions that may be provided by management are also forward-looking statements as defined by the Act.  Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties, and assumptions about the Company; and economic and market factors in the countries in which the Company does business, among other things.  These statements are not guarantees of future performance, and the Company has no specific intentions to update these statements.  Actual events and results may differ materially from those expressed or forecasted in forward-looking statements due to a number of factors.  The principal important risk factors that could cause the Company’s actual performance and future events and actions to differ materially from such forward-looking statements include, but are not limited to, the risk factors discussed in the Company’s 10-K and other filings with the Securities and Exchange Commission.

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Company Overview

•              Established Global Designer & Manufacturer of Products for Broadband Telecom Networks

•              Industry Leader with Strong Brand Equity for Key Strategic Product Groups

•              Bushman Tanks Division has #1 share in the High Growth Australia Water Storage Industry

•              Diversification Strategies Leverage Core Technologies in new growth markets

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Channell’s Products

Thermoplastic Enclosures	Metal Enclosures

[PHOTO]	[PHOTO]

[PHOTO]	[PHOTO]	[PHOTO]

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Channell’s Products

Fiber to the Premise (FTTP)	Connectivity

[PHOTO]	[PHOTO]

[PHOTO]	[PHOTO]	[PHOTO]

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Leading Customers - Americas

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Leading Customers - International

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Bushman Products

[PHOTO]	Above Ground Water Tanks

Below Ground Water Tanks	[DIAGRAM]

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Growth Strategies

•              Leverage Core Strengths and Market Position

•              Develop New Products for Global Markets

•              Growth from Residential Broadband Networks

•              Diversification to Drive Profitable Growth

Pro-active management team committed to
accelerating growth and maximizing value

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Leverage Core Strengths

•              Integrate New & Acquired Products Lines into Existing Operations

•              Maximize Global Market Penetration for all Product Groups

•              Redeploy Existing Resources to Strategic High Growth Businesses

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New Products for Global Markets

•              “Shutter Box” Series Vaults Open Telecom, Water and Utility Markets Worldwide

•              MiniRocker Product Extensions Provide True Global Connectivity Platform

•              Above and Below Ground Water Storage Systems for Strategic Global Markets

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Capture Growth from Residential Broadband Networks

•              Unique Product Package for Rapidly Evolving FTTP Networks

•              Position Connectivity Products for VoIP Applications

•              Introduce New Product Technologies to Reduce Deployment Costs

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Diversification

•              Water

Storage, Conservation, Distribution

•              OEM Partnerships

                  Access New Markets, Source Key “Components”, Market Share Expansion

•              New Industrial Markets

                  Transportation, Power, Municipalities

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Third Quarter Results

•              Revenues of approximately $27 million versus a guidance of $32 million

•              Net loss of 6-8 cents per share versus guidance of 12 cents per share

•              Gross profit margin of 24% versus guidance of 35%

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Factors Influencing Third Quarter Results

•              Softening in the broadband market

•              Increasing raw material prices and freight costs

•              Unfavorable absorption

•              Bushmans logistical issues

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Broadband Market

•              Lower than expected sales from major broadband customers

—  Comcast

—  Cox

—  Time Warner

•              Weak capital spending expected to continue through the fourth quarter

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Raw Materials

[BAR GRAPH]

The Company’s actual cost is significantly less than the market due to forward purchase agreements.

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Unfavorable Absorption

•              Current manufacturing capacity; three facilities in Temecula comprising approximately 350,000 square feet

•              Extra capacity to handle revenues far in excess of current production

•              Shortfalls in revenue negatively impact cost of goods sold

•              Based on current production levels, we are under absorbed approximately $400,000-$600,000 per month

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Bushmans Logistical Issues

•              Next to raw materials, freight is the second largest cost relating to Bushmans

—  Approximately 19% of sales

•              Bushmans products are shipped entirely by a third party

•              The tanks are large and require specialty trucks and trailers, as well as trained drivers

•              The efficiency of the third party materially affects our cost per tank

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Plan to Return to Profitability

•              Increase market share in existing markets and capitalize on current opportunities

—  VOIP for major broadband customers

—  Verizon FTTP — Full in house production

—  SBC Project Lightspeed

—  Water irrigation and power utility markets

•              Raw materials prices expected to stabilize

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Plan to Return to Profitability — Continued

•              Improved absorption from:

—  Increased revenues from market opportunities or from strategic acquisitions

—  Measures to reduce cost by approximately $4.5 million annually, consisting of headcount reduction and tightening on discretionary spending

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Plan to Return to Profitability — Continued

•              Bushmans:

—  Renegotiate a more favorable logistics agreement

—  Significantly reduce the cost of raw materials by installing material handling equipment

—  Penetrate the urban tank market in Sydney

—  Implement cost reductions of approximately $150,000 per month or $1.8 million annually, consisting of headcount reduction and tightening on discretionary spending

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Fourth Quarter Outlook

•              Expect the broadband market to remain soft

•              Expect Bushmans to return to profitability

•              Raw materials pricing to stabilize

•              Estimated revenues of $23 to $27 million

•              Estimated net loss of 8-10 cents per share

•              Gross profit margin of 27-29%

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2005 Revised Guidance

	Current FY05 Projections*
Net Sales	$110	–	$120M
EPS	$0.02	–	$0.06
Gross Profit Margin	27%	–	30%
Cap Ex	$5.0 million

* Revised guidance

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Contacts:

At Channell	At FRB
Derek Dodge	Lasse Glassen
Jerry Collazo	(310) 854-8313
(951) 719-2600
ddodge@channellcorp.com	lglassen@financialrelationsboard.com
jcollazo@channellcorp.com

For more information visit: www.channellcomm.com

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